SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2004

HOLLY CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware		75-1056913
(State or other	001-03876	(I.R.S. Employer
jurisdiction of incorporation)	(Commission File Number)	Identification Number)

100 Crescent Court,		75201-6927
Suite 1600		(Zip code)
Dallas, Texas
(Address of principal
executive offices)

Registrant’s telephone number, including area code: (214) 871-3555

Not applicable
(Former name or former address, if changed since last report)

Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Press Release
Presentation

Item 7.01 Regulation FD Disclosure.

     The following information is furnished pursuant to Item 7.01, “Regulation FD Disclosure.”

     Furnished as Exhibit 99.1 and incorporated herein by reference herein in its entirety is a copy of a press release issued by Holly Corporation (the “Company”) on September 13, 2004, announcing that members of the Company’s senior management will participate and present at Credit Suisse First Boston’s small and midsize company energy conference in Boston on Tuesday, September 14, 2004.

     A copy of the Company’s presentation to be distributed to the analysts at the conference is furnished as Exhibit 99.2 and incorporated herein by reference in its entirety. A copy of the presentation is also available in the investor relations section of the Company’s website at www.hollycorp.com, although the Company reserves the right to discontinue that availability at any time.

     The Company is furnishing the information contained in this report, including Exhibits 99.1 and 99.2, pursuant to Regulation FD promulgated by the Securities and Exchange Commission (“SEC”). This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liabilities of that section, unless we specifically incorporate it by reference in a document filed under the Exchange Act or the Securities Act of 1933. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report, including Exhibits 99.1 and 99.2, or that any such information includes material investor information that is not otherwise publicly available.

     The information contained in this report, including the information contained in Exhibits 99.1 and 99.2, is summary information that is intended to be considered in the context of our SEC filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company disclaims any current intention to revise or update the information contained in this report, including the information furnished in Exhibit 99.2, although the Company may do so from time to time as our management believes is warranted. Any such updating may be made through the furnishing or filing of other reports or documents with the SEC, through press releases or through other public disclosure.

Item 9.01 Financial Statements and Exhibits.

99.1	—	Press Release of the Company issued September 13, 2004.*
99.2	—	Presentation scheduled to be made at Credit Suisse First Boston’s small and midsize company energy conference in Boston on September 14, 2004.*

* Furnished pursuant to Regulation FD.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOLLY CORPORATION
By:	/s/ Stephen J. McDonnell
Stephen J. McDonnell
Vice President and Chief Financial Officer

Date: September 14, 2004

EXHIBIT INDEX

Exhibit
Number		Exhibit Title
99.1	—	Press Release of the Company issued September 13, 2004.*
99.2	—	Presentation scheduled to be made at Credit Suisse First Boston’s small and midsize company energy conference in Boston on September 14, 2004.*

* Furnished pursuant to Regulation FD.